Exhibit 10.18

EXECUTION COPY

SUPPLEMENT NO. 1 dated as of June 5, 2008, to the Security Agreement dated as of December 1, 2006 (the “Security Agreement”), among FREESCALE SEMICONDUCTOR HOLDINGS V, INC. (formerly known as FREESCALE ACQUISITION HOLDINGS CORP.) (“Holdings”), FREESCALE SEMICONDUCTOR, INC. (formerly known as FREESCALE ACQUISITION CORPORATION) (the “Borrower”), FREESCALE SEMICONDUCTOR HOLDINGS IV, LTD. (formerly known as FREESCALE HOLDINGS (BERMUDA) IV, LTD.), a Bermuda exempted limited liability company (“Foreign Holdings”), the Subsidiaries of FREESCALE SEMICONDUCTOR HOLDINGS III, LTD. (formerly known as FREESCALE HOLDINGS (BERMUDA) III, LTD.) (“Parent”) from time to time party thereto and CITIBANK, N.A., as Collateral Agent for the Secured Parties.

A. Reference is made to the Credit Agreement dated as of December 1, 2006 (as amended February 14, 2007 and as otherwise amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Foreign Holdings, Holdings, Parent, CITIBANK, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement referred to therein.

C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit. Section 6.14 of the Security Agreement provides that additional Restricted Subsidiaries of Parent may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 6.14 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement) does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary, and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary and (b) set forth under its signature hereto is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

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IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

SIGMATEL, INC.

By:	/s/ Daryl Raiford
	Name:	Daryl Raiford
	Title:	Chief Executive Officer, President & Chief Financial Officer

Jurisdiction of Formation: DELAWARE Address Of Chief Executive Office: 1601 S. MoPac Expressway, Suite 100 Austin, TX 78746

[Security Agreement Supplement]

CITIBANK, N.A., as Collateral Agent

By:	/s/ Rob Ziemer
	Name:	Rob Ziemer
	Title:	Vice President

[Security Agreement Supplement]

SCHEDULE I

TO SUPPLEMENT NO. 1 TO THE

SECURITY AGREEMENT

LOCATION OF COLLATERAL

Chart A

Collateral Description	Location	Value as of April 30, 2008
Cash - Operating	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$1,061,163.09
Cash - Operating - JP Morgan	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$6,426.63
Cash - West Coast Imaging Ctr	California USA	$195,098.12
Cash - Delaware	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$1,000.00
Cash - Petty	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$2,324.59
Bear Stearns - Needham & Co Investments	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$2,472,729.84
US Bank - SVB	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$6,432,539.63
WCMA	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$70,456.30
Wells Fargo - West Coast Imaging Ctr	California USA	$2,653.97
UBS Money Market	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$759,235.37
US Bank - SVB, Investment	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$1,500,898.79
ST Restricted Cash	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$154,310.60
A/R - Trade	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$161,503.75
A/R - Accrual	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$47,722.58
Prepaid Software Maint	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$292,975.69
Prepaid Expenses	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$823,211.79
Prepaid Income Taxes	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$2,516,562.23
Receivable - Other	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$168,060.23
Accr. interest receivable - Bear Stearns - Needham	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$17,005.99
Accr. interest receivable - US Bank - SVB	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$25,448.43
Accr. interest receivable - UBS	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$23,433.16
Mask Sets/Production Tool	See Chart B Below	$210,053.58
Equipment	See Chart B Below	$2,168,447.12
Computers	See Chart B Below	$267,232.09

Schedule I-1

Software	See Chart B Below	$2,002,565.19
Furniture & Fixtures	See Chart B Below	$685,437.65
Leasehold Improvements	See Chart B Below	$893,807.90
Construction in Progress	See Chart B Below	$139,713.25)
Investments - LT - XX	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$35,954,750.33
Investment in Subsidiary - Int’l Holding	Delaware USA	$19,200,188.96
Non-Current Income Tax Receivable	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$3,304,612.28
Non-Current Income Tax Receivable - FIN 48	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	$3,321,234.05

Chart B (Detail)

Collateral Description	201 Jones Road, Waltham, MA 02451	1601 S. MoPac Expressway, Suite 100 Austin TX, 78746	Taiwan	India	Thailand	Value as of April 30, 2008
Mask Sets/Production Tool			$209,219.48		$833.40	$210,052.87
Equipment	$112,172.28	$2,044,568.58		$11,366.26		$2,168,107.12
Computers	$15,029.19	$252,202.85				$267,232.04
Software	$125,781.17	$1,854,461.09		$14,242.30		$1,994,484.56
Furniture & Fixtures	$64,542.56	$581,220.32				$645,762.88
Leasehold Improvements	$179,844.16	$713,963.20				$893,807.36
Construction in Progress	$497,369.35	$5,446,416.03	$209,219.48	$25,608.56	$833.40	$6,179,446.82

EQUITY INTERESTS

None.

DEBT SECURITIES

CUSIP	Issuer	Face	Market Value *	Maturity / Auction
Auction Rate
194267AH3	College Loan Corp 01/25/47	2,500,000	2,392,500	4/3/08
917546GK3	Utah State Brd Of Rgts 05/01/46	2,500,000	2,392,500	4/3/08
207784AN9	Connecticut Student Loan Fndtn	2,000,000	1,912,360	4/7/08

Schedule I-2

CUSIP	Issuer	Face	Market Value *	Maturity / Auction
	06/01/34
00432CBQ3	Access Group 12/27/32	1,150,000	1,100,550	4/9/08
71722TAF1	Pennsylvania Higher Ed Assist 04/25/44	2,200,000	2,105,400	4/9/08
709163FS3	Pennsylvania High Educ Assist	2,000,000	1,914,000	4/16/08
452281HC5	Illinois Student Assist Comm 03/01/43	2,500,000	2,392,500	4/16/08
207784AG4	Connecticut Student Loan Fnd	2,000,000	1,912,360	4/22/08
49130NAF6	Kentucky High Ed Stud Ln Corp	2,050,000	1,961,850	4/22/08
644616AD6	New Hampshire Higher Ed Loan 12/01/32	2,500,000	2,352,400	4/22/08
78442GEW2	SLM Funding Corporation	2,000,000	1,914,000	4/23/08
606072GX8	Missouri Higher Ed Loan Auth 07/01/32	2,300,000	2,201,100	4/23/08
49130NBH1	Kentucky High Ed Stud Ln Corp	2,000,000	1,914,000	4/24/08
452281HT8	Illinois Student Asst Comm	2,000,000	1,914,000	4/28/08
49130NBA6	Kentucky Higher Ed Student Loan 06/01/34	2,550,000	2,440,350	4/28/08
644616AG9	New Hampshire High Ed Ln Corp	950,000	893,912	5/5/08
49130NBM0	Kentucky High Ed Stud Ln Corp	2,000,000	1,914,000	5/7/08
64966CQY0	New York City General Obligation	225,000	215,325	5/9/08
606072GS9	Missouri High Educ Loan Auth	2,000,000	1,914,000	5/9/08

		37,425,000	35,757,107
Corporate
441812FY5	Household Finance Corp	250,000	250,918	6/17/08
524908JA9	Lehman Bros Holdings	250,000	247,055	8/7/08
14912LZ38	Caterpillar Fin	250,000	249,350	1/15/09
38143UAA9	Goldman Sachs Group Inc	250,000	248,848	1/15/09
929771AM5	Wachovia Corp	250,000	254,093	3/15/09
7800876N7	Royal Bank of Canada	250,000	252,778	5/4/09
02635PSP9	American General Fin	250,000	247,988	5/15/09

		1,750,000	1,751,028
Money Mkt Fund
261934103	Dreyfus Cash Management Plus	4,330,462	4,330,462
90262Y505	UBS Select MMF	5,697,006	5,697,006
31846V500	First American Prime Obligations Fund	6,881,789	6,881,789

		16,909,257	16,909,257

TOTAL		$56,084,257	$54,417,392

*	ARS market values are current SGTL book values based on UBS pricing methodology

Schedule I-3